PROSPECTUS

March 1, 2005

Managers

AMG Funds

First Quadrant Tax-Managed Equity Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in shares of the First Quadrant Tax-Managed Equity Fund (the “Fund”), a series of Managers Trust I. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goal, Principal Strategies and Principal Risk Factors of the Fund

The following is a summary of the goal, principal strategies and principal risk factors of the Fund.

Goal	Principal Strategies	Principal Risk Factors
Long-term after-tax returns	Invests at least 80% of its assets in equity securities, (generally common stocks and preferred)	Market Risk Management Risk Tax-Management Risk

Invests in equity securities that reflect industry, earnings growth, valuation and similar characteristics of the Russell 3000 Index

Ordinarily invests in 75 to 250 stocks using quantitative models that analyze top-down (market and economic) conditions and bottom-up (company specific) data to enhance long-term returns through the stock selection process

Applies a variety of tax-sensitive investment techniques designed to minimize taxable income and realized capital gains for shareholders

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Fund.

Market Risk

The Fund is subject to the risks generally of investing in stocks, commonly referred to as “market risk.” Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of the Fund’s portfolio of investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The success of the Fund’s investment strategy depends significantly on the skill of First Quadrant, L.P. (“First Quadrant”) in assessing the potential of the securities in which the Fund invests. First Quadrant will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Tax-Management Risk

First Quadrant applies a variety of tax-management investment strategies designed to minimize taxable income and capital gains for shareholders. Notwithstanding the use of these strategies, the Fund may have taxable income and may realize taxable capital gains. The ability of the Fund to avoid realizing taxable gains may be affected by the timing of cash flows into and out of the Fund attributable to the payment of expenses and daily net sales and redemptions. In addition, investors purchasing shares when the Fund has large accumulated capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund’s assets.

PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in the Fund by showing the Fund’s year-by-year total returns and how the performance of the Fund has varied since the Fund’s inception. The chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

Annual Total Returns

Best Quarter: 13.83% (2nd Qtr 2003)

Worst Quarter: -14.76% (3rd Qtr 2002)

The following table compares the Fund’s performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the index. As always, past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns as of 12/31/04 1

First Quadrant Tax-Managed Equity Fund (inception 12/18/00)	1 Year	Since Inception
Return Before Taxes [2]	11.22%	2.54%
Return After Taxes on Distributions	10.86%	2.33%
Return After Taxes on Distributions and Sale of Fund Shares	7.30%	2.04%
Russell 3000 Index [2]	11.95%	0.48%

The Russell 3000 Index is a market-capitalization weighted index of 3000 U.S. common stocks.

(1)	After-tax returns are calculated by U.S. Bancorp Fund Services, LLC. After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Exchange Fees	None
Redemption Fees	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fee	0.85%
Distribution (12b-l) Fees	0.00%
Other Expenses	0.35%

Total Annual Fund Operating Expenses	1.20%
Fee Waiver and Reimbursement [1]	-0.21%

Net Annual Fund Operating Expenses	0.99%

(1)	Managers Investment Group LLC and First Quadrant have contractually agreed through March 1, 2006 to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) to 0.99% , subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Total Operating Expenses do not exceed the contractual expense limitation amount. See “Managers Trust I.”

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$360	$639	$1,436

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2006. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

FIRST QUADRANT TAX-MANAGED EQUITY FUND

Objective

The Fund seeks to achieve long-term after-tax returns for investors.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities. This policy may not be changed without providing shareholders 60 days notice. First Quadrant will pursue the Fund’s objective by investing in a diversified portfolio of U.S. equity securities (generally common and preferred stocks) that reflects the characteristics of the Russell 3000 Index (the “Benchmark”) in terms of industry, earnings growth, valuation and similar measurements. The Benchmark measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. At December 31, 2004, the Benchmark had a total market capitalization range of approximately $42 million to $381 billion. The Fund will ordinarily invest in approximately 75 to 250 stocks; however, the number of stocks in which the Fund invests will vary depending on market conditions and the size of the Fund.

First Quadrant will use a proprietary quantitative analytical model to construct the Fund’s portfolio to reflect the characteristics of the Benchmark and will combine a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis will consist of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant will modify the industry weightings in the Fund’s portfolio relative to the Benchmark based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the Benchmark by more than 5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund’s exposure (relative to the Benchmark) to specific securities within an industry. Individual stocks will be selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

For temporary or defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these investments, the Fund will not be pursuing its investment objective. First Quadrant may sell any security when it believes the sale is in the Fund’s interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund’s transaction costs and may increase your tax liability. However, to the extent the Fund engages in active and frequent trading it seeks to do so in a manner consistent with its goal of minimizing taxable distributions to shareholders.

First Quadrant will manage the Fund’s portfolio to minimize taxable distributions to shareholders. First Quadrant will apply a variety of tax-sensitive investment techniques, including the following:

•	Investing in stocks that pay below-average dividends;

•	Employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and

•	Realizing losses on specific securities or specific tax lots of securities to offset realized gains.

The Fund can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

Additional Practices/Risks

The Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The Fund may use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs. The principal risk to the Fund of investing in derivatives is that they may not perform as expected resulting in losses to the Fund. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for some equity returns in your investment portfolio

•	Are seeking an equity portfolio which minimizes the impact of taxes

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are not required to pay taxes

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

What are you investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.

MANAGERS TRUST I

Managers Trust I is part of the Managers Funds Family of Funds comprised of different mutual funds, each having distinct investment management objectives, strategies, risks and policies. First Quadrant Tax-Managed Equity Fund is one of the funds currently available in the Managers Funds Family of Funds.

Managers Investment Group LLC (the “Investment Manager”), located at 800 Connecticut Avenue, Norwalk, CT 06854, serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager also monitors the performance, security holdings and investment strategies of First Quadrant, the Subadvisor of the Fund and, when appropriate, evaluates any potential new asset managers for the fund family. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Fund’s distributor. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

First Quadrant has day-to-day responsibility for managing the Fund’s portfolio. First Quadrant is located at 800 E. Colorado Boulevard, Suite 900, Pasadena, California, 91101. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority interest in First Quadrant. As of December 31, 2004, First Quadrant had assets under management of approximately $13.9 billion.

The Fund is managed by the following Portfolio Managers (“Portfolio Managers”):

Christopher G. Luck and R. Max Darnell are the lead portfolio managers for the Fund. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of its predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, First Quadrant and has been with the firm since 1991.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Fund’s SAI.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays First Quadrant 0.85% of the average daily net assets of the Fund for its services as subadvisor. Under its investment management agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment

Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing administrative, shareholder and other additional services to the Fund.

The Investment Manager has contractually agreed, until March 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses of the Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 0.99% of the average daily net assets of the Fund. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within 3 years after the waiver or reimbursement and that such repayment would not cause the expenses of the Fund in any such future year to exceed 0.99% of the average daily net assets of the Fund.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Fund’s financial performance for the prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose reports are included in the Fund’s Annual Report, which is available upon request.

First Quadrant Tax-Managed Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,			For the period ended October 31, 2001*
	2004	2003	2002
Net Asset Value, Beginning of Period	$9.39	$7.74	$8.91	$10.00

Income from Investment Operations:
Net investment income	0.11	0.06	0.06	0.01
Net realized and unrealized gain (loss) on investments	0.44	1.69	(1.23)	(1.10)

Total from investment operations	0.55	1.75	(1.17)	(1.09)

Less Distributions to Shareholders from:

Net investment income	—	(0.10)	—	—

Net Asset Value, End of Period	$9.94	$9.39	$7.74	$8.91

Total Return (a)	5.86%	22.90%	(13.13)%	(10.90	)% (b)

Ratio of net expenses to average net assets	0.99%	0.99%	1.00%	1.00	% (c)
Ratio of net investment income to average net assets	0.99%	0.68%	0.91%	0.29	% (c)
Portfolio turnover	131%	143%	101%	191	% (b)
Net assets at end of period (000’s omitted)	$45,321	$53,538	$8,539	$4,322

Expense Offsets (d)
Ratio of total expenses to average net assets	1.20%	1.62%	2.55%	4.49	% (c)
Ratio of net investment income (loss) to average net assets	0.79%	0.06%	(0.63)%	(3.20	)% (c)

*	Commencement of operations was on December 18,2000.
(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.
(b)	Not annualized.
(c)	Annualized.
(d)	Ratio information assuming no reduction of Fund expenses.

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Fund and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Fair Value Policy and Procedures

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, a Fund investment may be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) the Investment Manager determines that a market quotation is inaccurate, or (4) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

MANAGERSCHOICE®

ManagersChoice Program

ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various other funds in any of our fund families. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your investment advisor or visit our website at www.managersinvest.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

Minimum Investments in the Fund

Cash investments in the Fund must be in U.S. dollars. “Starter” checks are not accepted for the initial investment in the Fund or any additional investments.

Subject to approval by the Investment Manager and First Quadrant, you may be permitted to purchase shares of the Fund by means of an in-kind contribution of securities, which will be valued in accordance with the Fund’s pricing procedures. As with a cash purchase of shares, an in-kind contribution will also be subject to the Fund’s minimum investment requirements.

The following table provides the minimum initial and additional investments in the Fund for investments in the Fund’s shares made directly or through ManagersChoice:

	Direct Investments		ManagersChoice
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular accounts	$5,000	$1,000	$50,000	$500
Traditional IRA	$2,000	$100	$50,000	$500
Roth IRA	$2,000	$100	$50,000	$500

The Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third party such as a bank, broker-dealer or other financial intermediary, rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with national brokerage firms which limit the transaction fees for the shareholder and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE OR REDEEM SHARES

You may purchase shares of the Fund once you have established an account with Managers Trust I (the “Trust”), of which the Fund is a series. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

HOW TO PURCHASE SHARES (continued)

	Initial Purchase	Additional Purchases
Through your Investment Advisor	Contact your investment advisor or other investment professional.	Send any additional monies to your investment professional at the address appearing on your account statement.

All Shareholders: By Mail	Complete the account application. Mail the application and a check payable to Managers to: Managers c/o PFPC PO Box 9769 Providence RI 02940-9769	Write a letter of instruction and a check payable to Managers to: Managers c/o PFPC PO Box 9769 Providence RI 02940-9769 Include your account # and Fund name on your check

By Telephone	Not Available	If your account has already been established, call the Transfer Agent at (800) 548-4539. The minimum additional investment is $1000

By Internet	Not Available	If your account has already been established, see our website at www.managersinvest.com. The minimum additional investment is $1000

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For Bank Wires: Please call and notify the Fund at (800) 548-4539. Then instruct your bank to wire the money to PNC Bank, N.A., Philadelphia, PA; ABA #031000053; FFC To: 8614972935 Managers Funds, Attn: Control Department; FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund’s Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

Instructions
Through your Investment Advisor	Contact your investment advisor or other investment professional.

All Shareholders: By Mail	Write a letter of instruction containing: * the name of the Fund * dollar amt or number of shares to be sold * your name * your account number * signatures of all owners on account

Mail letter to: Managers c/o PFPC PO Box 9769 Providence RI 02940-9769

By Telephone	If you elected telephone redemption privileges on your account application, call us at (800) 548-4539.

By Internet	See our website at www.managersinvest.com

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $50,000 and over require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Telephone redemptions are available only for redemptions which are below $50,000.

HOW TO PURCHASE SHARES (MANAGERSCHOICE Program Only)

By Mail: To open your account, complete and sign the account application and make your check payable to Managers Funds. Mail the check and account application to:

Managers

c/o PFPC Brokerage Services, Inc.

P.O. Box 9847

Providence, RI 02940

To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address.

By Telephone: After establishing this option on your account, call a client service representative at (800) 358-7668. The minimum additional investment is $500.

By Wire: Call the Fund at (800) 358-7668. Instruct your bank to wire the money to PNC Bank; ABA # 031-000053; PFPC FBO: Managers Funds; PNC DDA# 86-1559-7313, FBO Shareholder name, account number and Portfolio name. Please be aware that your bank may charge you a fee for this service.

By Internet: Not available.

HOW TO SELL SHARES (MANAGERSCHOICE Program Only)

By Mail: Write a letter of instruction containing:

•	the name of the portfolio(s)

•	dollar amount or number of shares to be redeemed

•	your name

•	your account number(s)

•	signature(s) of all account owners

and send the written instructions to Managers Funds, c/o PFPC Brokerage Services, Inc., P.O. Box 9847, Providence, RI 02940

By Telephone: After establishing this option on your account, call a client service representative at (800) 358-7668. Telephone redemptions are available only for redemptions which are below $50,000 per Fund or $100,000 per Portfolio.

By Internet: Not available.

For ManagersChoice: All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Only STAMP2000 Medallion imprints will be accepted. A Guarantor Institution is a financial institution, which guarantees a signature. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

Automatic Investments allows you to make automatic deductions from a designated bank account.

Automatic Redemptions allows you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

The Fund has an Exchange Privilege which allows you to exchange your shares of the Fund for shares of other funds in the Managers Funds Family of Funds. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange you do so on the same terms as any new investment in that fund, for example, exchanges between classes of the Fund are subject to the minimum investment amount of the class into which you exchange. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time. Note: Individual Fund exchanges are not permitted in the ManagersChoice Program. Please consult your investment advisor for more details.

An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of the Investment Manager.

OPERATING POLICIES

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund is a series of a “Massachusetts business trust.” The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide this series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

The Fund reserves the right to:

•	redeem an account if the value of the account falls below $25,000 due to redemptions (shareholders will receive prior written notice of any such redemption);

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if we determine that such request could adversely affect the Fund including if such person or group has engaged in excessive trading (to be determined in our discretion); and

•	terminate or change the Exchange Privilege upon 60 days advance notice to shareholders or impose fees in connection with exchanges or redemptions including fees related to trading.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Fund’s transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies are not deemed accepted by the Fund and may be rejected by the Fund on the next business day following receipt by the financial intermediary.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, although the Fund seeks to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and net capital gain distributions, if any, are normally declared and paid in December. We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended, and as in effect as of the date of this prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Fund based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Fund that are attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Fund. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Fund by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number;

•	fail to certify that their social security number or taxpayer identification number is correct; or

•	fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

FIRST QUADRANT TAX-MANAGED EQUITY FUND

Investment Manager

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203) 857-5321 or (800) 835-3879

Subadvisor

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, California 91101

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

Custodian

The Bank of New York

4 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Transfer Agent

PFPC

Attn: Managers

PO Box 9769

Providence RI 02940-9769

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Edward J. Kaier

John Kingston, III

Peter M. Lebovitz

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

Additional Information

Additional information about the Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for the Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	Call 1-800-835-3879

By Mail:	Managers
800 Connecticut Avenue
Norwalk, CT 06854

On the Internet:	Electronic copies are available on our website at www.managersinvest.com

In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. Information about the Fund including the Fund’s current Statement of Additional Information and Annual and Semi-Annual Reports is on file with the Securities and Exchange Commission. The Fund’s Statement of Additional Information is incorporated by reference (is legally part of this prospectus). Reports and other information about the Fund are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information about the Fund also may be reviewed and copied at the SEC’s Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-6520